SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported: March 3, 2005



                          CHARTWELL INTERNATIONAL, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                             000-27395                   95-3979080
- ------------------                ----------------           -----------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

333 South Allison Parkway, Suite 100, Lakewood, CO           80226
- --------------------------------------------------          ---------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (303) 804-0100
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

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

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

          None

Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None

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

Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None


Section 8 - Other Events

Item 8.01 Other Events


     On March 2, 2005, Chartwell International, Inc. ("Chartwell") declared a one-time dividend to its shareholders, whereby each shareholder will receive one share of its wholly owned subsidiary, Kingsley Capital, Inc. ("Kingsley"), for each share of Chartwell owned. Through this dividend, Chartwell shall have completed a spin-off of Kingsley, pro-rata to its shareholders.

     In January 2005, Chartwell transferred its real estate, mineral claims, assets, liabilities and operations to Kingsley which was a wholly owned subsidiary of Chartwell at that time. The Board determined that due to the costs of Sarbanes-Oxley compliance of a public reporting company, Chartwell's shareholders would be better served by receiving a dividend of shares in a private company to which all of Chartwell's assets, liabilities, and operations had been transferred.. As a result, the Board approved the spin-off of Kingsley pro-rata to shareholders as of March 2, 2005 as a dividend, with the express intent that Kingsley will remain private and not seek to be a public trading entity at this time.

         Also, effective January 31, 2005, in consideration of part of the assumption of outstanding debt of Chartwell, Kingsley was issued a $200,000 promissory note by Chartwell, due in 6 months.

         Chartwell intends to seek a merger opportunity, and has no assets or operations as of March 2, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits -  None




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



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 3, 2005                CHARTWELL INTERNATIONAL, INC.



                                    By: /s/ Janice Jones
                                        ----------------------------------------
                                        Dr. Janice Jones, CEO












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